UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 7, 2008

OPLINK COMMUNICATIONS, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-31581	77-0411346
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

46335 Landing Parkway, Fremont, California		94538
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	510-933-7200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 7, 2008, the Board of Directors (the "Board") of Oplink Communications, Inc. (the "Company") appointed Thomas P. Keegan, the Company’s then Vice President, Business Development, General Counsel and Corporate Secretary, to the office of President of the Company. Mr. Keegan will be responsible for Oplink’s business development and worldwide operations, completing the integration of Optical Communication Products, Inc. and complementing the role of the Company’s Chief Executive Officer, Joseph Liu. On May 7, 2008, the Board also appointed Stephen M. Welles as the Company’s new Vice President, General Counsel and Corporate Secretary.

The Company issued a press release regarding these appointments on May 8, 2008, a copy of which is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Press Release of Oplink Communications, Inc. dated May 8, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPLINK COMMUNICATIONS, INC.

May 8, 2008	By:	/s/ Shirley Yin

Name: Shirley Yin
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release of Oplink Communications, Inc. dated May 8, 2008.